EXHIBIT 99.4



     [LOGO OMITTED] Countrywide(R)                 Computational Materials for
-------------------------------------                 Countrywide Asset-Backed
       SECURITIES CORPORATION                     Certificates, Series 2005-14
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                     Group 2

                           ARM and Fixed      $450,073,622

                                 Detailed Report

Summary of Loans in Statistical Calculation Pool                                          Range
(As of Calculation Date)                                                                  -----

Total Number of Loans                                        2,570
Total Outstanding Balance                             $450,073,622
Average Loan Balance                                      $175,126                 $27,848  to $468,755
WA Mortgage Rate                                            7.514%                   4.750% to 13.000%
Net WAC                                                     7.004%                   4.241% to 12.491%
ARM Characteristics
     WA Gross Margin                                        6.635%                   2.750% to 7.990%
     WA Months to First Roll                                    30                       1  to 36
     WA First Periodic Cap                                  1.779%                   1.000% to 6.000%
     WA Subsequent Periodic Cap                             1.419%                   1.000% to 2.000%
     WA Lifetime Cap                                       14.373%                  10.750% to 20.000%
     WA Lifetime Floor                                      7.498%                   2.300% to 13.000%
WA Original Term (months)                                      359                      180 to 360
WA Remaining Term (months)                                     358                      178 to 360
WA LTV                                                      79.47%                   14.29% to 100.00%
  Percentage of Pool with CLTV > 100%                        0.00%
  WA Effective LTV (Post MI)                                79.45%
  Second Liens w/100% CLTV                                   0.00%
WA FICO                                                        610

Secured by (% of pool)      1st Liens                      100.00%
                            2nd Liens                        0.00%
Prepayment Penalty at Loan Orig (% of all loans)            65.52%



-----------------------------------------------------------------------------------------------------------------------------------
   Top 5 States:     Top 5 Prop:       Doc Types:       Purpose Codes      Occ Codes        Grades           Orig PP Term
   -------------     -----------       ----------       -------------      ----------       -------          ------------
CA       20.16%    SFR     74.06%   FULL     74.53%    RCO     58.30%    OO     97.50%    A    77.33%         0     34.48%
FL        7.73%    PUD     16.45%   STATED   25.47%    PUR     37.94%    INV     1.68%    A-    5.54%        12      5.87%
IL        6.05%    CND      5.23%                      RNC      3.76%    2H      0.83%    B     8.88%        24     28.86%
AZ        5.14%    2 FAM    3.24%                                                         C     5.66%        30      0.16%
TX        4.78%    3 FAM    0.85%                                                         C-    1.95%        36     30.63%
                                                                                          D     0.64%


-----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                        2 - 1


     [LOGO OMITTED] Countrywide(R)                 Computational Materials for
-------------------------------------                 Countrywide Asset-Backed
       SECURITIES CORPORATION                     Certificates, Series 2005-14
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                           Group 2

                                         ARM and Fixed        $450,073,622

                                                       Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Program
-----------------------------------------------------------------------------------------------------------------------------------
                                       CURRENT     # OF     % OF       AVERAGE        GROSS        REMG.         ORIG
DESCRIPTION                            BALANCE    LOANS    TOTAL       BALANCE          WAC        TERM  FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                           $1,981,563        9     0.44      $220,174        6.843      356.77   581    79.9
2/28 LIB6M                        $106,306,228      589    23.62      $180,486        7.400      358.13   605    79.6
2/28 LIB6M - IO - 24               $21,959,718       89     4.88      $246,738        6.787      358.60   664    81.8
2/28 LIB6M - IO - 60                $8,428,444       35     1.87      $240,813        6.833      358.01   679    84.0
3/27 LIB6M                        $208,312,898    1,275    46.28      $163,383        7.766      358.41   599    79.9
3/27 LIB6M - IO - 36               $20,591,003       87     4.58      $236,678        6.931      358.31   658    84.5
3/27 LIB6M - IO - 60                $6,634,538       34     1.47      $195,133        7.141      357.94   676    88.1
15Yr Fixed                          $1,977,682       17     0.44      $116,334        7.389      179.30   618    67.1
15Yr Fixed - CC                       $256,959        3     0.06       $85,653        9.100      179.43   544    74.6
30Yr Fixed                         $65,759,981      373    14.61      $176,300        7.379      358.89   608    74.5
30Yr Fixed - CC                     $7,864,608       59     1.75      $133,298        8.271      358.66   585    78.8
-----------------------------------------------------------------------------------------------------------------------------------
                                  $450,073,622    2,570   100.00      $175,126        7.514      357.51   610    79.5
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                        Original Term
-----------------------------------------------------------------------------------------------------------------------------------
                                       CURRENT     # OF     % OF       AVERAGE        GROSS        REMG.         ORIG
DESCRIPTION                            BALANCE    LOANS    TOTAL       BALANCE          WAC        TERM  FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
ARM 360                           $374,214,391    2,118    83.15      $176,683        7.521      358.31   611    80.4
FIXED 180                           $2,234,641       20     0.50      $111,732        7.585      179.31   609    67.9
FIXED 360                          $73,624,590      432    16.36      $170,427        7.474      358.87   606    74.9
-----------------------------------------------------------------------------------------------------------------------------------
                                  $450,073,622    2,570   100.00      $175,126        7.514      357.51   610    79.5
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                   Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                       CURRENT     # OF     % OF       AVERAGE        GROSS        REMG.         ORIG
DESCRIPTION                            BALANCE    LOANS    TOTAL       BALANCE          WAC        TERM  FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00               $410,649        9     0.09       $45,628        8.501      346.32   576    57.8
$50,000.01 - $75,000.00             $9,076,475      141     2.02       $64,372        8.639      350.97   600    78.2
$75,000.01 - $100,000.00           $24,819,696      278     5.51       $89,279        8.041      354.86   597    79.0
$100,000.01 - $150,000.00          $92,480,282      739    20.55      $125,142        7.857      357.31   598    78.9
$150,000.01 - $200,000.00          $94,910,032      543    21.09      $174,788        7.587      358.04   605    79.3
$200,000.01 - $250,000.00          $87,017,095      390    19.33      $223,121        7.345      357.90   609    79.0
$250,000.01 - $300,000.00          $68,571,010      251    15.24      $273,191        7.250      358.42   619    80.5
$300,000.01 - $350,000.00          $60,977,955      188    13.55      $324,351        7.128      357.36   629    80.6
$350,000.01 - $400,000.00           $9,172,223       25     2.04      $366,889        7.032      358.77   626    77.4
$400,000.01 - $450,000.00           $1,250,705        3     0.28      $416,902        7.474      358.34   657    93.3
$450,000.01 - $500,000.00           $1,387,501        3     0.31      $462,500        6.399      358.00   628    81.5
-----------------------------------------------------------------------------------------------------------------------------------
                                  $450,073,622    2,570   100.00      $175,126        7.514      357.51   610    79.5
-----------------------------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                        2 - 2

     [LOGO OMITTED] Countrywide(R)                 Computational Materials for
-------------------------------------                 Countrywide Asset-Backed
       SECURITIES CORPORATION                     Certificates, Series 2005-14
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                           Group 2

                                               ARM and Fixed      $450,073,622

                                                       Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        State
-----------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT       # OF      % OF        AVERAGE      GROSS       REMG.          ORIG
DESCRIPTION                       BALANCE      LOANS     TOTAL        BALANCE        WAC        TERM  FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
Alabama                        $2,763,596         21      0.61       $131,600      7.938      358.30   609    88.2
Alaska                         $1,586,600          7      0.35       $226,657      7.536      358.31   627    90.5
Arizona                       $23,125,786        131      5.14       $176,533      7.500      358.57   602    79.6
Arkansas                       $2,174,924         19      0.48       $114,470      8.195      358.74   616    87.6
California                    $90,714,583        361     20.16       $251,287      6.839      358.44   627    75.0
Colorado                       $5,943,925         34      1.32       $174,821      7.119      358.53   612    79.0
Connecticut                    $6,930,972         37      1.54       $187,324      7.632      358.44   615    79.8
Delaware                       $1,800,118         10      0.40       $180,012      7.775      358.72   614    84.9
District of Columbia           $1,615,493          8      0.36       $201,937      7.059      357.33   572    72.2
Florida                       $34,795,814        202      7.73       $172,257      7.654      358.29   609    80.3
Georgia                       $17,385,983        126      3.86       $137,984      7.896      352.77   606    83.5
Hawaii                         $2,442,615          8      0.54       $305,327      6.490      358.50   644    76.5
Idaho                          $1,836,888         14      0.41       $131,206      8.044      358.62   597    85.0
Illinois                      $27,213,972        159      6.05       $171,157      7.827      357.99   612    81.7
Indiana                        $4,486,602         37      1.00       $121,260      8.608      356.38   600    88.1
Iowa                           $1,594,817         14      0.35       $113,916      9.194      358.56   598    88.4
Kansas                           $930,432          7      0.21       $132,919      7.766      331.70   648    82.1
Kentucky                       $3,601,410         25      0.80       $144,056      7.961      358.42   593    86.2
Louisiana                        $621,250          3      0.14       $207,083      7.655      356.54   623    84.4
Maine                          $1,806,530         13      0.40       $138,964      7.300      358.05   629    80.1
Maryland                      $20,719,321        100      4.60       $207,193      7.514      358.80   587    76.8
Massachusetts                 $15,137,591         70      3.36       $216,251      7.532      358.50   598    77.6
Michigan                      $13,130,782         97      2.92       $135,369      7.894      358.14   618    85.9
Minnesota                      $8,312,629         49      1.85       $169,645      7.353      356.94   627    84.8
Mississippi                    $1,272,320         10      0.28       $127,232      7.837      357.98   592    91.2
Missouri                       $3,487,431         26      0.77       $134,132      7.780      358.43   623    83.7
Montana                        $2,191,146         13      0.49       $168,550      7.679      358.41   601    83.1
Nebraska                         $664,074          7      0.15        $94,868      7.639      357.23   615    81.3
Nevada                         $9,201,684         41      2.04       $224,431      7.447      358.49   612    77.3
New Hampshire                  $2,796,221         13      0.62       $215,094      7.370      358.51   617    83.5
New Jersey                    $19,200,033        105      4.27       $182,857      7.657      357.20   599    74.3
New Mexico                     $3,640,772         24      0.81       $151,699      7.854      358.33   629    84.0
New York                      $20,509,098         97      4.56       $211,434      7.601      358.29   595    73.2
North Carolina                 $9,958,827         74      2.21       $134,579      8.006      352.48   606    83.6
North Dakota                     $180,115          2      0.04        $90,058      7.508      359.52   627    80.0
Ohio                           $4,443,002         35      0.99       $126,943      8.120      357.98   600    85.9
Oklahoma                       $1,387,302         14      0.31        $99,093      8.288      357.79   591    87.5
Oregon                         $3,832,854         22      0.85       $174,221      7.188      358.46   633    82.6
Pennsylvania                   $6,569,064         48      1.46       $136,855      7.731      358.49   607    82.6
Rhode Island                   $1,737,956          9      0.39       $193,106      7.441      358.38   589    76.3
South Carolina                 $3,482,360         27      0.77       $128,976      7.788      352.74   589    84.0
South Dakota                     $459,272          3      0.10       $153,091      7.763      357.43   604    97.8
Tennessee                      $5,955,048         46      1.32       $129,458      7.973      356.32   613    85.5
Texas                         $21,532,948        184      4.78       $117,027      7.914      352.84   602    81.8
Utah                           $4,005,072         26      0.89       $154,041      7.549      358.58   626    81.0



-----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                        2 - 3


     [LOGO OMITTED] Countrywide(R)                 Computational Materials for
-------------------------------------                 Countrywide Asset-Backed
       SECURITIES CORPORATION                     Certificates, Series 2005-14
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                           Group 2

                                               ARM and Fixed      $450,073,622

                                                       Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                            State
-----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT         # OF       % OF        AVERAGE        GROSS       REMG.          ORIG
DESCRIPTION                      BALANCE        LOANS      TOTAL        BALANCE          WAC        TERM  FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
Vermont                          $88,500            1       0.02        $88,500       10.125      359.00   572    61.9
Virginia                     $14,652,987           85       3.26       $172,388        7.413      358.29   595    76.3
Washington                   $13,050,890           67       2.90       $194,789        7.335      358.61   609    83.2
West Virginia                 $1,631,814           13       0.36       $125,524        8.503      358.21   584    87.9
Wisconsin                     $3,033,999           23       0.67       $131,913        8.612      353.19   604    80.5
Wyoming                         $436,200            3       0.10       $145,400        7.355      359.00   606    79.1
-----------------------------------------------------------------------------------------------------------------------------------
                            $450,073,622         2,570    100.00       $175,126        7.514      357.51   610    79.5
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                    Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT         # OF       % OF        AVERAGE        GROSS       REMG.          ORIG
DESCRIPTION                      BALANCE        LOANS      TOTAL        BALANCE          WAC        TERM  FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
<= 50.00                     $15,877,816          107       3.53       $148,391        7.403      358.01   587    41.1
50.01 - 55.00                 $9,198,165           57       2.04       $161,371        7.318      350.95   580    52.9
55.01 - 60.00                $12,218,852           75       2.71       $162,918        7.382      355.69   578    57.9
60.01 - 65.00                $19,514,752          108       4.34       $180,692        7.251      354.40   577    63.4
65.01 - 70.00                $26,868,913          153       5.97       $175,614        7.487      357.80   580    68.5
70.01 - 75.00                $38,378,977          209       8.53       $183,631        7.447      358.58   587    73.9
75.01 - 80.00               $156,650,880          898      34.81       $174,444        7.340      358.00   620    79.6
80.01 - 85.00                $49,480,909          263      10.99       $188,140        7.652      357.69   595    84.2
85.01 - 90.00                $67,613,973          366      15.02       $184,738        7.597      357.65   627    89.6
90.01 - 95.00                $19,511,086          113       4.34       $172,664        8.074      358.00   620    94.5
95.01 - 100.00               $34,759,299          221       7.72       $157,282        8.015      357.03   642    99.9
-----------------------------------------------------------------------------------------------------------------------------------
                            $450,073,622        2,570     100.00       $175,126        7.514      357.51   610    79.5
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                          Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT         # OF       % OF        AVERAGE        GROSS       REMG.          ORIG
DESCRIPTION                      BALANCE        LOANS      TOTAL        BALANCE          WAC        TERM  FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                   $412,979            2       0.09       $206,489        4.870      357.48   685    68.1
5.001 - 5.500                 $6,034,575           24       1.34       $251,441        5.356      357.51   638    76.5
5.501 - 6.000                $21,096,071           96       4.69       $219,751        5.855      357.65   646    73.9
6.001 - 6.500                $48,285,587          220      10.73       $219,480        6.348      357.87   644    76.4
6.501 - 7.000                $88,063,292          454      19.57       $193,972        6.809      357.43   632    78.8
7.001 - 7.500                $86,511,149          485      19.22       $178,374        7.317      356.92   612    79.5
7.501 - 8.000                $96,125,492          571      21.36       $168,346        7.793      358.18   601    81.3
8.001 - 8.500                $34,631,704          227       7.69       $152,563        8.333      357.15   580    78.9
8.501 - 9.000                $31,109,372          214       6.91       $145,371        8.801      358.17   577    81.5
9.001 - 9.500                $15,807,096          108       3.51       $146,362        9.296      357.52   562    81.1
9.501 - 10.000               $10,930,242           80       2.43       $136,628        9.789      356.73   565    81.8
10.001 - 10.500               $5,074,446           42       1.13       $120,820       10.306      354.02   563    85.8
10.501 - 11.000               $3,160,345           25       0.70       $126,414       10.794      358.66   549    81.9




-----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                        2 - 4


     [LOGO OMITTED] Countrywide(R)                 Computational Materials for
-------------------------------------                 Countrywide Asset-Backed
       SECURITIES CORPORATION                     Certificates, Series 2005-14
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                           Group 2

                                               ARM and Fixed      $450,073,622

                                                       Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF       % OF       AVERAGE      GROSS    REMG.                 ORIG
DESCRIPTION                               BALANCE    LOANS      TOTAL       BALANCE        WAC     TERM   FICO           LTV
-----------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500                        $1,444,912       10       0.32      $144,491     11.282   358.99    585          86.2
11.501 - 12.000                          $993,114        7       0.22      $141,873     11.814   345.36    562          91.2
12.001 - 12.500                          $192,223        2       0.04       $96,111     12.342   359.00    520          91.3
12.501 - 13.000                          $201,025        3       0.04       $67,008     12.736   359.34    569          96.7
-----------------------------------------------------------------------------------------------------------------------------------
                                     $450,073,622    2,570     100.00      $175,126      7.514   357.51    610          79.5
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                        Property Type
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF       % OF       AVERAGE      GROSS    REMG.                 ORIG
DESCRIPTION                               BALANCE    LOANS      TOTAL       BALANCE        WAC     TERM   FICO           LTV
-----------------------------------------------------------------------------------------------------------------------------------
SFR                                  $333,330,701    1,965      74.06      $169,634      7.521   357.34    608          79.2
PUD                                   $74,031,155      392      16.45      $188,855      7.507   357.95    608          80.5
CND                                   $23,520,205      128       5.23      $183,752      7.390   358.55    625          80.5
2 FAM                                 $14,582,178       67       3.24      $217,644      7.544   358.25    624          80.1
3 FAM                                  $3,829,253       15       0.85      $255,284      7.747   354.99    619          70.6
4 FAM                                    $390,881        1       0.09      $390,881      7.200   357.00    743          90.0
CNDP                                     $389,250        2       0.09      $194,625      7.370   359.00    650          87.5
-----------------------------------------------------------------------------------------------------------------------------------
                                     $450,073,622    2,570     100.00      $175,126      7.514   357.51    610          79.5
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                           Purpose
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF       % OF       AVERAGE      GROSS    REMG.                 ORIG
DESCRIPTION                               BALANCE    LOANS      TOTAL       BALANCE        WAC     TERM   FICO           LTV
-----------------------------------------------------------------------------------------------------------------------------------
RCO                                  $262,407,475    1,466      58.30      $178,996      7.447   357.30    597          75.5
PUR                                  $170,762,538      988      37.94      $172,837      7.627   357.97    630          85.7
RNC                                   $16,903,610      116       3.76      $145,721      7.419   356.16    613          77.5
-----------------------------------------------------------------------------------------------------------------------------------
                                     $450,073,622    2,570     100.00      $175,126      7.514   357.51    610          79.5
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                          Occupancy
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF       % OF       AVERAGE      GROSS    REMG.                 ORIG
DESCRIPTION                               BALANCE    LOANS      TOTAL       BALANCE        WAC     TERM   FICO           LTV
-----------------------------------------------------------------------------------------------------------------------------------
OO                                   $438,800,543    2,489      97.50      $176,296      7.494   357.50    610          79.5
INV                                    $7,551,597       55       1.68      $137,302      8.388   358.41    625          79.7
2H                                     $3,721,482       26       0.83      $143,134      8.037   357.34    610          77.7
-----------------------------------------------------------------------------------------------------------------------------------
                                     $450,073,622    2,570     100.00      $175,126      7.514   357.51    610          79.5
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                        2 - 5


     [LOGO OMITTED] Countrywide(R)                 Computational Materials for
-------------------------------------                 Countrywide Asset-Backed
       SECURITIES CORPORATION                     Certificates, Series 2005-14
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                           Group 2

                                               ARM and Fixed      $450,073,622

                                                       Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                                       Range of Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF         AVERAGE      GROSS    REMG.                 ORIG
DESCRIPTION                               BALANCE    LOANS    TOTAL         BALANCE        WAC     TERM   FICO           LTV
-----------------------------------------------------------------------------------------------------------------------------------
121 - 180                              $2,234,641       20     0.50        $111,732      7.585   179.31    609          67.9
181 - 300                                $284,134        2     0.06        $142,067     11.403   293.30    581          83.8
301 - 360                            $447,554,847    2,548    99.44        $175,649      7.511   358.44    610          79.5
-----------------------------------------------------------------------------------------------------------------------------------
                                     $450,073,622    2,570   100.00        $175,126      7.514   357.51    610          79.5
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                             Collateral Grouped by Document Type
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF         AVERAGE      GROSS    REMG.                 ORIG
DESCRIPTION                               BALANCE    LOANS    TOTAL         BALANCE        WAC     TERM   FICO           LTV
-----------------------------------------------------------------------------------------------------------------------------------
FULL                                 $335,460,126    2,015    74.53        $166,481      7.512   357.53    605          80.0
STATED INCOME                        $114,613,497      555    25.47        $206,511      7.521   357.46    625          77.8
-----------------------------------------------------------------------------------------------------------------------------------
                                     $450,073,622    2,570   100.00        $175,126      7.514   357.51    610          79.5
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                  Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF         AVERAGE      GROSS    REMG.                 ORIG
DESCRIPTION                               BALANCE    LOANS    TOTAL         BALANCE        WAC     TERM   FICO           LTV
-----------------------------------------------------------------------------------------------------------------------------------
801 - 820                                $274,587        2     0.06        $137,293      7.480   357.00    812          97.2
781 - 800                              $1,642,361        8     0.36        $205,295      7.179   358.37    787          81.7
761 - 780                              $1,823,860        8     0.41        $227,982      6.689   357.50    767          93.6
741 - 760                              $2,854,579       13     0.63        $219,583      6.577   356.79    747          84.6
721 - 740                              $7,441,636       36     1.65        $206,712      6.754   358.15    729          83.3
701 - 720                             $11,620,718       58     2.58        $200,357      6.951   358.33    709          83.2
681 - 700                             $20,366,892      105     4.53        $193,970      6.984   357.34    690          85.1
661 - 680                             $36,027,211      181     8.00        $199,045      6.954   355.86    670          82.3
641 - 660                             $46,193,348      236    10.26        $195,735      7.082   358.39    650          82.4
621 - 640                             $60,693,835      335    13.49        $181,176      7.188   358.11    631          81.9
601 - 620                             $57,388,034      340    12.75        $168,788      7.364   356.54    611          80.5
581 - 600                             $63,258,501      396    14.06        $159,744      7.631   356.80    591          79.7
561 - 580                             $47,367,044      278    10.52        $170,385      7.829   358.63    571          77.7
541 - 560                             $41,143,862      251     9.14        $163,920      8.071   357.82    550          74.8
521 - 540                             $31,702,154      195     7.04        $162,575      8.469   356.99    531          72.9
501 - 520                             $19,448,515      123     4.32        $158,118      8.524   358.78    511          69.7
<= 500                                   $826,487        5     0.18        $165,297      8.733   358.78    500          66.4
-----------------------------------------------------------------------------------------------------------------------------------
                                     $450,073,622    2,570   100.00        $175,126      7.514   357.51    610          79.5
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                            Grade
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF         AVERAGE      GROSS    REMG.                 ORIG
DESCRIPTION                               BALANCE    LOANS    TOTAL         BALANCE        WAC     TERM   FICO           LTV
-----------------------------------------------------------------------------------------------------------------------------------
A                                    $348,036,889    1,981    77.33        $175,687      7.420   357.58    618          81.4



-----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                        2 - 6


     [LOGO OMITTED] Countrywide(R)                 Computational Materials for
-------------------------------------                 Countrywide Asset-Backed
       SECURITIES CORPORATION                     Certificates, Series 2005-14
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                           Group 2

                                               ARM and Fixed      $450,073,622

                                                       Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Grade
-----------------------------------------------------------------------------------------------------------------------------------
                                       CURRENT   # OF     % OF       AVERAGE       GROSS        REMG.         ORIG
DESCRIPTION                            BALANCE  LOANS    TOTAL       BALANCE         WAC         TERM FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
A-                                 $24,930,431    136     5.54      $183,312       7.905       355.63  583    77.9
B                                  $39,976,574    232     8.88      $172,313       7.686       357.12  584    73.4
C                                  $25,470,027    146     5.66      $174,452       7.915       358.41  580    70.2
C-                                  $8,767,047     53     1.95      $165,416       7.770       358.90  599    67.4
D                                   $2,892,655     22     0.64      $131,484       8.727       358.84  563    63.8
-----------------------------------------------------------------------------------------------------------------------------------
                                  $450,073,622  2,570   100.00      $175,126       7.514       357.51  610    79.5
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                       Collateral Grouped by Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------------------
                                       CURRENT   # OF     % OF       AVERAGE       GROSS        REMG.         ORIG
DESCRIPTION                            BALANCE  LOANS    TOTAL       BALANCE         WAC         TERM FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
0                                 $155,163,300    934    34.48      $166,128       7.879       356.22  607    79.7
12                                 $26,433,491    129     5.87      $204,911       7.555       358.22  607    77.5
24                                $129,909,143    690    28.86      $188,274       7.215       358.27  616    79.7
30                                    $719,941      4     0.16      $179,985       7.794       357.51  608    88.7
36                                $137,847,747    813    30.63      $169,554       7.375       358.11  608    79.3
-----------------------------------------------------------------------------------------------------------------------------------
                                  $450,073,622  2,570   100.00      $175,126       7.514       357.51  610    79.5
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                            Range of Months to Roll                           (Excludes 452 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                         WA            CURRENT   # OF     % OF       AVERAGE       GROSS        REMG.         ORIG
DESCRIPTION              MTR           BALANCE  LOANS    TOTAL       BALANCE         WAC         TERM FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
0 - 6                    4          $2,324,970     12     0.62      $193,748       7.490       347.65  582    80.6
13 - 18                  18           $179,447      1     0.05      $179,447       8.500       354.00  625    80.0
19 - 24                  22       $136,237,212    710    36.41      $191,883       7.256       358.32  619    80.2
25 - 31                  31         $8,380,713     53     2.24      $158,127       7.480       354.91  618    87.0
32 - 37                  35       $227,092,049  1,342    60.69      $169,219       7.682       358.54  606    80.3
-----------------------------------------------------------------------------------------------------------------------------------
                                  $374,214,391  2,118   100.00      $176,683       7.521       358.31  611    80.4
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                            Range of Margin                                  (Excludes 452 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                       CURRENT   # OF     % OF       AVERAGE       GROSS        REMG.         ORIG
DESCRIPTION                            BALANCE  LOANS    TOTAL       BALANCE         WAC         TERM FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                         $344,194      2     0.09      $172,097       6.317       357.87  645    68.4
3.001 - 4.000                       $2,427,971     16     0.65      $151,748       7.213       358.24  614    75.8
4.001 - 5.000                       $7,765,311     43     2.08      $180,589       6.838       358.73  585    67.6
5.001 - 6.000                      $87,406,908    497    23.36      $175,869       7.176       358.51  608    77.2
6.001 - 7.000                     $147,847,949    804    39.51      $183,890       7.355       358.24  619    80.5
7.001 - 8.000                     $128,422,058    756    34.32      $169,870       7.998       358.24  605    83.5
-----------------------------------------------------------------------------------------------------------------------------------
6.635                             $374,214,391  2,118   100.00      $176,683       7.521       358.31  611    80.4
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                        2 - 7


     [LOGO OMITTED] Countrywide(R)                 Computational Materials for
-------------------------------------                 Countrywide Asset-Backed
       SECURITIES CORPORATION                     Certificates, Series 2005-14
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                           Group 2

                                               ARM and Fixed      $450,073,622

                                                       Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                            Range of Maximum Rates                              (Excludes 452 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                           CURRENT    # OF      % OF         AVERAGE     GROSS     REMG.           ORIG
DESCRIPTION                                BALANCE   LOANS     TOTAL         BALANCE       WAC      TERM  FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000                           $215,455       1      0.06        $215,455     4.750    357.00   667     90.0
11.001 - 11.500                           $244,089       1      0.07        $244,089     5.450    355.00   750     80.0
11.501 - 12.000                         $1,496,312       7      0.40        $213,759     6.003    358.14   675     78.6
12.001 - 12.500                        $10,838,688      49      2.90        $221,198     5.887    358.00   640     78.3
12.501 - 13.000                        $28,924,392     139      7.73        $208,089     6.283    358.08   635     77.0
13.001 - 13.500                        $43,343,989     204     11.58        $212,471     6.591    358.22   639     77.8
13.501 - 14.000                        $73,741,371     385     19.71        $191,536     7.014    358.24   627     80.6
14.001 - 14.500                        $67,301,377     382     17.98        $176,182     7.365    358.36   613     80.5
14.501 - 15.000                        $68,885,920     410     18.41        $168,014     7.825    358.45   602     82.3
15.001 - 15.500                        $26,366,861     168      7.05        $156,946     8.390    358.74   577     79.1
15.501 - 16.000                        $22,997,787     151      6.15        $152,303     8.808    358.55   574     82.6
16.001 - 16.500                        $11,422,806      78      3.05        $146,446     9.308    358.30   564     81.2
16.501 - 17.000                         $8,913,074      68      2.38        $131,075     9.783    358.35   564     81.6
17.001 - 17.500                         $4,361,087      35      1.17        $124,602    10.308    358.55   561     86.5
17.501 - 18.000                         $2,663,045      22      0.71        $121,048    10.781    358.82   550     82.3
18.001 - 18.500                         $1,201,750       7      0.32        $171,679    11.289    359.00   590     84.4
18.501 - 19.000                           $903,141       6      0.24        $150,523    11.807    344.00   562     91.3
19.001 - 19.500                           $192,223       2      0.05         $96,111    12.342    359.00   520     91.3
> 19.500                                  $201,025       3      0.05         $67,008    12.736    359.34   569     96.7
-----------------------------------------------------------------------------------------------------------------------------------
14.373                                $374,214,391   2,118    100.00        $176,683     7.521    358.31   611     80.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                Initial Periodic Rate Cap                       (Excludes 452 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                           CURRENT    # OF      % OF         AVERAGE     GROSS     REMG.           ORIG
DESCRIPTION                                BALANCE   LOANS     TOTAL         BALANCE       WAC      TERM  FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                                   $3,976,516      22      1.06        $180,751     7.107    357.37   591     79.7
1.500                                 $297,369,881   1,688     79.47        $176,167     7.547    358.46   610     80.6
2.000                                   $4,172,611      20      1.12        $208,631     7.365    357.95   621     81.2
3.000                                  $68,029,433     385     18.18        $176,700     7.439    357.75   613     79.6
3.360                                     $243,950       1      0.07        $243,950     7.375    359.00   653    100.0
6.000                                     $422,000       2      0.11        $211,000     8.213    359.00   622     90.0
-----------------------------------------------------------------------------------------------------------------------------------
                                      $374,214,391   2,118    100.00        $176,683     7.521    358.31   611     80.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                              Subsequent Periodic Rate Cap                      (Excludes 452 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                           CURRENT    # OF      % OF         AVERAGE     GROSS     REMG.           ORIG
DESCRIPTION                                BALANCE   LOANS     TOTAL         BALANCE       WAC      TERM  FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                                  $61,590,318     341     16.46        $180,617     7.379    357.94   613     80.0
1.500                                 $311,693,593   1,773     83.29        $175,800     7.548    358.39   611     80.5
-----------------------------------------------------------------------------------------------------------------------------------
2.000                                     $930,480       4      0.25        $232,620     7.836    358.26   579     84.3



-----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                        2 - 8


     [LOGO OMITTED] Countrywide(R)                 Computational Materials for
-------------------------------------                 Countrywide Asset-Backed
       SECURITIES CORPORATION                     Certificates, Series 2005-14
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                           Group 2

                                               ARM and Fixed      $450,073,622

                                                       Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                               Subsequent Periodic Rate Cap                     (Excludes 452 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF    % OF          AVERAGE      GROSS     REMG.          ORIG
DESCRIPTION                               BALANCE    LOANS   TOTAL          BALANCE        WAC      TERM  FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
                                     $374,214,391    2,118  100.00         $176,683      7.521    358.31   611    80.4


-----------------------------------------------------------------------------------------------------------------------------------
                                       Range of Lifetime Rate Floor                             (Excludes 452 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF    % OF          AVERAGE      GROSS     REMG.          ORIG
DESCRIPTION                               BALANCE    LOANS   TOTAL          BALANCE        WAC      TERM  FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                            $170,605        1    0.05         $170,605      9.300    352.00   638   100.0
5.001 - 6.000                         $25,224,853      113    6.74         $223,229      5.833    358.01   641    76.6
6.001 - 7.000                        $110,292,184      543   29.47         $203,116      6.662    358.26   639    79.3
7.001 - 8.000                        $156,476,235      900   41.81         $173,862      7.586    358.34   607    81.4
8.001 - 9.000                         $50,383,883      329   13.46         $153,143      8.554    358.66   576    80.5
9.001 - 10.000                        $22,044,360      156    5.89         $141,310      9.493    358.38   565    81.5
> 10.000                               $9,622,270       76    2.57         $126,609     10.795    357.35   561    85.6
-----------------------------------------------------------------------------------------------------------------------------------
                                     $374,214,391    2,118  100.00         $176,683      7.521    358.31   611    80.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                      Next Interest Adjustment Date                             (Excludes 452 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF    % OF          AVERAGE      GROSS     REMG.          ORIG
DESCRIPTION                               BALANCE    LOANS   TOTAL          BALANCE        WAC      TERM  FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
01/06                                    $280,698        1    0.08         $280,698      5.250    355.00   543    83.4
02/06                                     $52,368        1    0.01          $52,368      9.375    302.00   536    80.0
03/06                                    $277,731        2    0.07         $138,865     11.575    298.28   597    86.1
04/06                                    $305,747        1    0.08         $305,747      5.625    358.00   615    75.0
05/06                                  $1,408,427        7    0.38         $201,204      7.467    355.36   581    80.2
06/07                                    $179,447        1    0.05         $179,447      8.500    354.00   625    80.0
07/07                                  $2,934,088       16    0.78         $183,381      7.005    355.00   621    86.4
08/07                                  $6,503,630       28    1.74         $232,273      7.061    356.00   635    86.8
09/07                                 $18,083,001       93    4.83         $194,441      6.979    357.00   647    86.6
10/07                                 $28,451,168      150    7.60         $189,674      7.231    358.04   624    80.4
11/07                                 $77,710,501      412   20.77         $188,618      7.351    359.00   610    77.9
12/07                                  $2,554,824       11    0.68         $232,257      7.364    360.00   614    79.7
04/08                                    $170,605        1    0.05         $170,605      9.300    352.00   638   100.0
06/08                                    $209,699        1    0.06         $209,699      7.375    354.00   633    90.0
07/08                                  $8,222,753       52    2.20         $158,130      7.458    355.03   618    87.0
08/08                                 $11,544,887       65    3.09         $177,614      7.276    356.03   615    87.8
09/08                                 $20,956,049      115    5.60         $182,227      7.070    357.02   644    88.8
10/08                                 $31,951,478      185    8.54         $172,711      7.712    358.03   615    81.4
11/08                                $158,572,766      953   42.37         $166,393      7.785    359.00   598    78.4
12/08                                  $3,844,525       23    1.03         $167,153      7.724    360.00   607    81.4
-----------------------------------------------------------------------------------------------------------------------------------
                                     $374,214,391    2,118  100.00         $176,683      7.521    358.31   611    80.4
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                        2 - 9
